UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2023

Appreciate Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39758	83-2426917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6101 Baker Road, Suite 200 Minnetonka, MN	55345
(Address of principal executive offices)	(Zip Code)

(952) 470-8888
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	OTCPK: SFRT	N/A

Warrants to purchase Class A Common Stock, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	OTCPK: SFRTW	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 7.01 Regulation FD Disclosure.

On November 16, 2023, Appreciate Holdings Inc. (the “Company”) borrowed an additional $1,000,000 pursuant to that certain Secured Promissory Note dated as of November 16, 2023, issued under the Company’s existing Securities Purchase Agreement, dated as of November 7, 2016 (as amended, modified, supplemented, increased and extended from time to time, the “Financing Agreement”), by and among the Company, RW OpCo, LLC and St. Cloud Capital Partners III SBIC, L.P. (“St. Cloud Capital Partners”).

The funds were provided by Christopher Laurence, the Chief Executive Officer of the Company, whose funds participated along with the amounts previously advanced under the Financing Agreement, with Mr. Laurence’s funds having a repayment priority over the amounts previously funded by St. Cloud Capital Partners and others under that facility.

In consideration for such funding, the Company agreed that Mr. Laurence would receive a subordinated debenture along with the Company’s existing Subordinated Debentures, entitling him to receive an additional $2,000,000.

In conjunction with this additional investment, subject to certain conditions, St. Cloud Capital Partners has agreed to not take any further actions under the Financing Agreement until December 18, 2023 and the Company agreed to continue to cooperate with St. Cloud Capital Partners in connection with their collective efforts to seek repayment options for the amounts advanced under the facility.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Appreciate Holdings, Inc.

Date: November 24, 2023	By:	/s/ Christopher Laurence
	Name:	Christopher Laurence
	Title:	Chief Executive Officer

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